SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 24, 2001

Date of Report (Date of earliest event reported)

LAM RESEARCH CORPORATION

(Exact Name of Registrant, as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	000-12933 (Commission File Number)	94-2634797 (I.R.S. Employer Identification No.)

4650 Cushing Parkway
Fremont, CA 94538

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 659-0200

Item 5. Other Events.

     Release of Fiscal 2000 Fourth Quarter and Year-End Results

     On July 24, 2001, Lam Research Corporation (the “Company”) issued a press release announcing its fiscal 2001 fourth quarter and year-end results.

     Attached hereto as Exhibit 99.1 is the Company’s press release dated July 24, 2001.

Item 7. Financial Statements, pro Forma Financial Information and Exhibits

     (c)  Exhibits

99.1	Lam Research Corporation Press Release, dated July 24, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAM RESEARCH CORPORATION

/s/ Craig Garber
By: Craig Garber Title: Vice President, Corporate Finance and Treasurer

Date: July 25, 2001

EXHIBIT INDEX

Exhibit No.	Description

99.1	Lam Research Corporation Press Release dated July 24, 2001.